[Letterhead of Arthur Andersen LLP]



October 15, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated October 15, 1999 of Motor Coach Industries International, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


/s/ Arthur Andersen LLP



Copy to:
Mr. Horst Sieben, Chief Financial Officer, Motor Coach Industries
International, Inc.